EXHIBIT 23.1


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


                As independent public accountants, we hereby consent to
            the incorporation by reference of our reports included herein or incorporated by reference in this Form 10-K, into Freeport-McMoRan Copper & Gold Inc.'s previously filed Registration Statements on Form S-3 (File Nos. 33-45787, 33-63376, 33-66098, 33-52503 and 333-2699) and on Form S-8
            (File Nos. 33-63267, 33-63269 and 33-63271).



                                             /s/ Arthur Andersen LLP
                                             --------------------------
                                             Arthur Andersen LLP


            New Orleans, Louisiana,
              March 27, 1997